UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2008

Legg Mason Partners

Emerging Markets Equity Fund

Managed by	LEGG MASON INTERNATIONAL EQUITIES

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital growth.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (“LMIE”) is the Fund’s subadviser. LMPFA and LMIE are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended October 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the preliminary estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

The latest Bureau of Economic Research release indicates that the U.S. is currently in recession. Evidence supporting this conclusion includes a slowdown in consumer spending, with four consecutive months of declining retail sales from July through October 2008. According to the Department of Commerce, October’s 2.8% fall in retail sales is the sharpest decline since it began tracking this data in 1992. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first 10 months of 2008. Year-to-date through October, roughly 1.2 million jobs have been shed and the unemployment rate now stands at 6.5%, its highest level since 1994.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates steady.

Legg Mason Partners Emerging Markets Equity Fund	I

Letter from the chairman continued

Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. … Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to make a $250 billion capital injection into some of the nation’s largest banks. However, in November 2008 (after the reporting period ended), Treasury Secretary Paulson said the Treasury no longer intended to use TARP to purchase bad loans and other troubled financial assets.

The U.S. stock market was extremely volatile and generated poor results during the 12 months ended October 31, 2008. Stock prices declined during each of the first five months of the reporting period. This was due, in part, to the credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s rebound was largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. However, given the escalating credit crisis and the mounting turmoil in the financial markets, stock prices moved lower during four of the last five months of the period, including S&P 500 Indexiv declines of 8.91% and 16.79% in September and October, respectively. All told, the S&P 500 Index returned -36.10% during the 12-month reporting period ended October 31, 2008.

II	Legg Mason Partners Emerging Markets Equity Fund

As poorly as the U.S. stock market performed, the international equity markets were even worse. Fears of a deep and prolonged global recession and the fallout from the U.S. credit crisis dragged stock prices lower around the globe. During the 12-month period ended October 31, 2008, the MSCI EAFE Indexv returned -46.62%. As was the case in the U.S., international equities experienced periods of extreme volatility. This was especially true in September and October 2008, as the MSCI EAFE Index returned -14.46% and -20.18%, respectively, during those two months.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason Partners Emerging Markets Equity Fund	III

Letter from the chairman continued

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

IV	Legg Mason Partners Emerging Markets Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies domiciled in, or whose securities are traded in the stock markets of, emerging market nations, and other securities whose values are based on such equity securities. Generally, the Fund invests in a number of different countries and, under normal circumstances, the Fund invests in companies in at least eight foreign markets and does not invest more than 25% of its assets in any one country. The Fund invests across a range of industries. There are no limitations on the market capitalizations of the companies in which the Fund may invest.

The Fund’s assets will generally be invested in equity securities, such as common stocks, preferred stocks and convertible securities, and in other securities, such as equity-linked notes, the values of which are based on equity securities. The Fund may also invest in other securities including fixed-income and other debt securities, rights to purchase common stocks, warrants, and, to a limited extent, shares of other investment companies, including closed-end investment companies that invest in emerging market securities. The Fund may, under normal circumstances, invest up to 20% of its assets in equity securities and other securities of issuers that are not domiciled in or traded in the stock markets of emerging market nations but whose operations, either through asset exposure, revenues or operating cash flows are derived from activities domiciled in emerging market countries.

The Fund invests in emerging market equity securities using a core investment approach. The Fund seeks to add value through the implementation of an investment philosophy which sees stock prices as a function of valuation, earnings surprise (the prospect of a surprise increase in both current and future earnings) and country risk. We apply a systematic, disciplined and repeatable investment process, supported by in-depth proprietary research.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Financial market conditions over the reporting period were some of the most extreme we have seen for many years. Over the first half of 2008, we saw the global equity markets buffeted by increasing volatility, a result of the deleveraging process which was occurring in the developed markets on the back of the credit crisis. At this time, the epicentre of the crisis appeared to be contained to the developed markets with emerging market participants left relatively unscathed. The outlook for the largest emerging market

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	1

Fund overview continued

economies (namely China, India, Russia, Brazil and the Middle East) remained brighter with expected positive and rapid growth in domestic demand. The outlook for other emerging markets at this time remained somewhat more muted as financial conditions tightened.

From June to October 2008, we began to witness a steepened decline in the emerging markets equity asset class as investor risk aversion peaked and volatility reached all-time highs. Over this period (June 1, 2008 — October 31, 2008), the MSCI Emerging Markets Indexi fell a staggering 52% dragging the performance of every market lower. High-profile emerging markets, such as Russia, struggled as forced selling due to deleveraging took place. Furthermore, emerging market economies which are commodity reliant (such as Russia, Brazil and Indonesia) also came under pressure as oil prices fell and the U.S. dollar strengthened.

In order to address the challenges which occurred during the reporting period, central banks around the world announced and implemented initiatives targeted at improving the liquidity in their respective markets in order to alleviate the ill effects of the credit crunch. At the same time, the G3 governments (Colombia, Mexico and Venezuela) started to move toward the implementation of measures aimed at supporting the solvency of banking systems, an indispensable step toward the resolution of the ongoing crisis. Importantly, although growth projections have been revised downward for all emerging markets as we head into 2009, we continue to believe in the strong fundamentals represented by these economies. Even with revised growth prospects, the fact still remains that the majority of emerging market economies have strong foreign currency reserves and strong fiscal and current account positions. Furthermore, demand in many emerging market economies is largely driven from the domestic front with household consumption in economies such as China standing at circa 50% of the U.S. level and continuing to grow at a steady pace.

Q. How did we respond to these changing market conditions?

A. During these volatile times, we continue to remain committed to our investment process by seeking out and investing in high-quality names (i.e., those companies which have solid cash flows with little reliance on the need for debt, limited foreign exchange exposure and which are relatively liquid) across emerging markets. While we place high emphasis on our bottom up, stock selection driven process, our portfolio management team is cognizant of the current environment and, as such, will be looking to strategically add some higher-quality, defensive names into the portfolio. By adopting such a stance, we believe we are well-positioned to weather a sustained period of economic slowdown.

2	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

Performance review

For the 12 months ended October 31, 2008, Class A shares of Legg Mason Partners Emerging Markets Equity Fund, excluding sales charges, returned -57.27%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index, returned -56.35% over the same time frame. The Lipper Emerging Markets Funds Category Average1 returned -57.30% for the same period.

PERFORMANCE SNAPSHOT as of October 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Emerging Markets Equity Fund — Class A Shares	-53.17%	-57.27%
MSCI Emerging Markets Index	-51.35%	-56.35%
Lipper Emerging Markets Funds Category Average[1]	-52.23%	-57.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -53.38%, Class C shares returned -53.38% and Class I shares returned -52.37% over the six months ended October 31, 2008. Excluding sales charges, Class B shares returned -57.74%, Class C shares returned -57.74% and Class I shares returned -56.48% over the 12 months ended October 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated February 20, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.75%, 4.43%, 4.16% and 1.32%, respectively.
As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 2.00% for Class A shares, 2.75% for Class B shares, 2.75% for Class C shares and 1.35% for Class I shares. These expense limitations may be reduced or terminated at any time.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 320 funds for the six-month period and among the 295 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. Over the period, the leading contributors to performance were concentrated in the Energy and Materials sectors. The highest contributing names in these sectors were NovaTek OAO, GDR (one of Russia’s largest independent gas and natural gas producers), Eurasian Natural Resources Corp. (a diversified natural resources group; mining, energy, processing and logistical), Petroleo Brasileiro SA, ADR (one of Brazil’s largest oil producers), Minas Buenaventura (a Peruvian based precious metals mining company) and China Petroleum & Chemical Corp. (one of the largest integrated energy and chemicals companies in China). Other positions which contributed to relative performance over the period were in the Financials sector (Industrial & Commercial Bank of China), the Consumer Discretionary sector (Hyundai Motor Co.) and the Consumer Staples sector (Uni-President Enterprises Corp. and Perdigao SA).

Q. What were the leading detractors from performance?

A. Our underweight position to the Health Care sector, in particular Teva Pharmaceuticals, was a leading detractor from performance over the period. Other notable positions which detracted from Fund performance over the period were KWG Property Holding Ltd. (a large-scale property developer in China), Tata Steel (one of the world’s largest steel companies), Evraz Group SA, GDR (a Russian based steel, mining and production company) and GS Engineering & Construction Corp. (a South Korean based company that specializes in civil, architectural and environmental engineering services).

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in Legg Mason Partners Emerging Markets Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Aquico Wen

Portfolio Manager

Legg Mason International Equities Limited

November 18, 2008

4	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2008 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: Industrial & Commercial Bank of China (3.3%), Samsung Electronics Co., Ltd. (3.3%), Gazprom, OAO, ADR (3.3%), Petroleo Brasileiro SA, ADR (3.0%), Taiwan Semiconductor Manufacturing Co., Ltd. (3.0%), CNOOC Ltd. (3.0%), China Mobile (Hong Kong) Ltd. (2.9%), MTN Group Ltd. (2.6%), Companhia Vale do Rio Doce, ADR (2.5%) and Kasikornbank Public Co., Ltd. (2.3%).

Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2008 were: Financials (29.0%), Energy (17.4%), Telecommunication Services (13.5%), Information Technology (11.6%) and Materials (8.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — October 31, 2008

6	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2008 and held for the six months ended October 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(53.17)%	$1,000.00	$468.30	1.63%	$6.02
Class B	(53.38)	1,000.00	466.20	2.75	10.14
Class C	(53.38)	1,000.00	466.20	2.75	10.14
Class I	(52.37)	1,000.00	476.30	1.19	4.42

[1]	For the six months ended October 31, 2008.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,016.94	1.63%	$8.26
Class B	5.00	1,000.00	1,011.31	2.75	13.90
Class C	5.00	1,000.00	1,011.31	2.75	13.90
Class I	5.00	1,000.00	1,019.15	1.19	6.04

[1]	For the six months ended October 31, 2008.

[2]

Expenses (net of waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/08	(57.27)%	(57.74)%	(57.74)%	(56.48)%
Inception* through 10/31/08	1.67	(3.48)	(3.83)	2.52

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 10/31/08	(59.73)%	(59.62)%	(58.12)%	(56.48)%
Inception* through 10/31/08	0.09	(3.96)	(3.83)	2.52

CUMULATIVE TOTAL RETURNS[1]
WITHOUT SALES CHARGES[2]
Class A (Inception date of 1/5/05 through 10/31/08)	6.52%
Class B (Inception date of 8/11/05 through 10/31/08)	(10.79)
Class C (Inception date of 9/7/05 through 10/31/08)	(11.58)
Class I (Inception date of 1/3/05 through 10/31/08)	9.97

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are January 5, 2005, August 11, 2005, September 7, 2005 and January 3, 2005, respectively.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND VS. MSCI EMERGING MARKETS INDEX† — January 5, 2005 - October 2008

†	Hypothetical illustration of $10,000 invested in Class A shares of Legg Mason Partners Emerging Markets Equity Fund at inception on January 5, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2008. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

Schedule of investments

October 31, 2008

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 92.6%
	Argentina — 0.1%
22,701	Grupo Financiero Galicia SA, ADR*	$40,635
	Brazil — 11.2%
56,641	Acucar Guarani SA*	61,418
7,400	Banco Itau Holding Financeira SA, ADR	81,844
80,100	Companhia Vale do Rio Doce, ADR	937,971
45,900	Cyrela Brazil Realty SA	225,459
34,093	Perdigao SA	497,650
50,772	Petroleo Brasileiro SA, ADR	1,120,538
33,601	Rodobens Negocios Imobiliarios SA	108,682
17,124	Tam SA, ADR	181,172
2,000	Tecnisa SA	2,641
9,210	Unibanco-Uniao de Bancos Brasileiros SA, GDR	580,967
28,425	Usinas Siderurgicas de Minas Gerais SA	335,225
	Total Brazil	4,133,567
	Canada — 0.7%
73,072	Gammon Gold Inc.*	243,330
	Cayman Islands — 1.3%
314,990	China Mengniu Dairy Co., Ltd.(a)	301,832
802,000	KWG Property Holding Ltd.(a)	170,200
	Total Cayman Islands	472,032
	China — 7.6%
1,342,000	China Construction Bank, Class H Shares(a)	652,250
1,054,000	China Petroleum & Chemical Corp., Class H Shares(a)	696,264
457,000	Hidili Industry International Development Ltd.(a)	94,400
2,640,000	Industrial & Commercial Bank of China(a)	1,228,242
210,400	Yanzhou Coal Mining Co., Ltd., Class H Shares(a)	132,137
	Total China	2,803,293
	Cyprus — 0.0%
102,490	Urals Energy Public Co., Ltd.(a)*	12,418
	Egypt — 0.5%
5,624	Orascom Telecom Holding SAE, GDR(a)(b)	176,128
	Hong Kong — 10.4%
123,500	China Mobile (Hong Kong) Ltd.(a)	1,083,596
320,000	China Resources Enterprise Ltd.(a)	628,048
442,000	China Unicom Ltd.(a)	636,626
157,000	Citic Pacific Ltd.(a)	127,891
1,343,000	CNOOC Ltd.(a)	1,099,915
163,000	Shanghai Industrial Holdings Ltd.(a)	258,863
	Total Hong Kong	3,834,939

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	11

Schedule of investments continued

October 31, 2008

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND
SHARES	SECURITY	VALUE

	India — 3.1%
32,900	Satyam Computer Services Ltd., ADR	$517,517
10,167	State Bank of India Ltd., GDR(a)	469,701
27,400	Tata Motors Ltd., ADR	160,290
	Total India	1,147,508
	Indonesia — 1.7%
52,000	Indo Tambangraya Megah PT(a)	37,880
301,000	PT Astra International Tbk(a)	261,591
1,297,500	PT Bumi Resources Tbk(a)	258,905
529,000	PT Indika Energy Tbk(a)*	66,635
	Total Indonesia	625,011
	Israel — 1.0%
162,315	Bank Hapoalim Ltd.(a)	369,388
	Kazakhstan — 0.4%
30,930	Eurasian Natural Resources Corp.(a)	154,705
	Luxembourg — 0.3%
6,854	Evraz Group SA GDR(b)	105,552
	Malaysia — 1.1%
321,300	Genting Berhad(a)	412,535
	Mexico — 4.7%
25,669	America Movil SAB de CV, Series L Shares, ADR	794,199
154,600	Banco Compartamos SA de CV	251,493
206,776	Grupo Financiero Banorte SAB de CV, Series O Shares	397,822
218,500	Urbi, Desarrollos Urbanos SA de CV*	307,594
	Total Mexico	1,751,108
	Pakistan — 0.2%
73,017	United Bank Ltd.(d)	61,221
	Russia — 11.5%
61,145	Gazprom, OAO, ADR	1,214,951
7,986	LUKOIL, ADR	305,065
45,592	Magnitogorsk Iron & Steel Works, GDR(b)	134,496
29,200	Mechel OAO, ADR	267,764
17,200	Mobile TeleSystems, ADR	673,380
9,911	NovaTek OAO, GDR(a)(b)	396,586
14,900	PIK Group, GDR(a)(b)	90,202
120,082	Rosneft Oil Co., GDR*	552,377
593,860	Sberbank RF(a)	604,571
	Total Russia	4,239,392
	South Africa — 8.2%
51,667	Aveng Ltd.(a)	256,229

See Notes to Financial Statements.

12	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND
SHARES	SECURITY	VALUE

	South Africa — 8.2% continued
59,856	Gold Fields Ltd.(a)	$410,606
23,528	Impala Platinum Holdings Ltd.(a)	247,314
85,716	MTN Group Ltd.(a)	968,799
70,219	Murray & Roberts Holdings Ltd.(a)	479,994
81,216	Standard Bank Group Ltd.(a)	650,121
	Total South Africa	3,013,063
	South Korea — 10.1%
15,511	GS Engineering & Construction Corp.(a)	730,407
3,790	Hite Holdings Co., Ltd.(a)	66,323
12,791	Hyundai Motor Co.(a)	587,509
2,398	ORION Corp(a)	281,190
2,937	Samsung Electronics Co., Ltd.(a)	1,227,319
17,332	Shinhan Financial Group Co., Ltd.(a)	435,721
22,500	SK Telecom Co., Ltd., ADR	387,225
	Total South Korea	3,715,694
	Taiwan — 8.7%
283,050	Acer Inc.(a)	374,675
999	AU Optronics Corp.(a)	690
1,513	AU Optronics Corp., ADR	10,440
362,516	Cathay Financial Holding Co., Ltd.(a)	392,744
238,030	China Steel Corp.(a)	176,146
10,600	High Tech Computer Corp.(a)	126,480
224,472	Hon Hai Precision Industry Co., Ltd.(a)	543,422
752,021	Taiwan Semiconductor Manufacturing Co., Ltd.(a)	1,112,737
533,074	Uni-President Enterprises Corp.(a)	459,645
	Total Taiwan	3,196,979
	Thailand — 6.6%
1,716,900	Asian Property Development Public Co., Ltd.	132,258
974,100	Italian-Thai Development Public Co., Ltd.	68,368
587,300	Kasikornbank Public Co., Ltd.(a)	856,034
4,280,188	Krung Thai Bank Public Co., Ltd.	500,678
2,862,200	Land & Houses Public Co., Ltd., NVDR(a)	307,068
1,029,282	LPN Development Public Co., Ltd.	74,590
112,500	PTT Public Co., Ltd.	510,342
	Total Thailand	2,449,338
	Turkey — 3.2%
341,599	Turkiye Garanti Bankasi AS(a)*	572,558
218,716	Turkiye Is Bankasi, Class C Shares(a)	620,746
	Total Turkey	1,193,304

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	13

Schedule of investments continued

October 31, 2008

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND
SHARES	SECURITY	VALUE

	United Kingdom — 0.0%
75,944	Aricom PLC(a)*	$14,743
	TOTAL COMMON STOCKS (Cost — $50,917,964)	34,165,883

PREFERRED STOCKS — 1.7%
	Brazil — 1.7%
124,000	Banco Panamericano SA	154,569
44,832	Tam SA	477,612
	TOTAL PREFERRED STOCKS (Cost — $1,246,981)	632,181
FACE AMOUNT
EQUITY LINKED NOTES — 4.1%
	Jersey — 2.0%
$47,407	JPMorgan International Derivatives Ltd., 0.000% due 8/13/13(a)(c)	200,058
4,935	JPMorgan International Derivatives Ltd. (Bharti Airtel Ltd.), 0.000% due 10/19/10(c)	64,895
49,909	JPMorgan International Derivatives Ltd. (Cairn India Ltd.), 0.000% due 1/11/11(c)	129,763
124,651	JPMorgan International Derivatives Ltd. (Indian Bank), 0.000% due 3/9/12(a)(c)	321,600
12,406	JPMorgan International Derivatives Ltd. (IVCRL Infrastructure & Project Ltd.), 0.000% due 3/2/09(a)(c)	21,214
	Total Jersey	737,530
	Switzerland — 2.1%
45,043	UBS AG (Bharti Airtel Ltd.), 0.000% due 3/23/10(a)(c)	277,500
18,887	UBS AG (Satyam Computer Services Ltd.), 0.000% due 4/5/10(a)(c)	249,694
9,679	UBS AG London, 0.000% due 6/29/10(a)(c)	252,829
	Total Switzerland	780,023
	TOTAL EQUITY LINKED NOTES (Cost — $2,638,187)	1,517,553
WARRANTS
WARRANTS — 0.6%
39,624	Aricom PLC, Expires 5/6/10*	960
7,000	Bharti Airtel Ltd., Expires 3/17/11*	91,973
11,160	Tata Consultancy Services Ltd., Expires 8/24/09*	121,276
	TOTAL WARRANTS (Cost — $344,282)	214,209
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $55,147,414)	36,529,826

See Notes to Financial Statements.

14	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 1.7%
	Repurchase Agreement — 1.7%
$633,000	State Street Bank & Trust Co., dated 10/31/08, 0.010% due 11/3/08; Proceeds due at maturity — $633,001; (Fully collateralized by U.S. Treasury BIll, 0.000% due 12/18/08; Market value — $649,480) (Cost — $633,000)	$633,000
	TOTAL INVESTMENTS — 100.7% (Cost — $55,780,414#)	37,162,826
	Liabilities in Excess of Other Assets — (0.7)%	(275,306)
	TOTAL NET ASSETS — 100.0%	$36,887,520

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Equity-linked security whereby the coupon, dividend and or redemption amount is linked to the price of an underlying equity security.

(d)	Illiquid Security.

#	Aggregate cost for federal income tax purposes is $57,542,826.

Abbreviations used in this schedule:
ADR	— AmericanDepositary Receipt
GDR	— GlobalDepositary Receipt
NVDR	— Non-VotingDepositary Receipt

SUMMARY OF INVESTMENTS BY SECTOR† (unaudited)
Financials	28.8%
Energy	17.2
Telecommunication services	13.5
Information technology	11.5
Materials	8.4
Industrials	8.1
Consumer discretionary	7.1
Consumer staples	3.7
Short-term investment	1.7
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2008 and are subject to change.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	15

Statement of assets and liabilities

October 31, 2008

ASSETS:
Investments, at value (Cost — $55,780,414)	$37,162,826
Foreign currency, at value (Cost — $157,596)	157,130
Cash	165
Receivable for securities sold	444,795
Receivable for Fund shares sold	288,343
Dividends and interest receivable	69,285
Prepaid expenses	20,162
Total Assets	38,142,706
LIABILITIES:
Payable for securities purchased	799,266
Payable for Fund shares repurchased	320,957
Distribution fees payable	9,114
Investment management fee payable	5,779
Trustees’ fees payable	795
Accrued expenses	119,275
Total Liabilities	1,255,186
TOTAL NET ASSETS	$36,887,520
NET ASSETS:
Par value (Note 6)	$37
Paid-in capital in excess of par value	58,760,474
Undistributed net investment income	493,919
Accumulated net realized loss on investments and foreign currency transactions	(3,749,476)[1]
Net unrealized depreciation on investments and foreign currencies	(18,617,434)
TOTAL NET ASSETS	$36,887,520
Shares Outstanding:
Class A	3,515,795
Class B	126,064
Class C	65,222
Class I	31,339
Net Asset Value:
Class A (and redemption price)	$9.96
Class B2	$8.08
Class C2	$7.99
Class I (and redemption price)	$10.13
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.57

[1]	Net of foreign capital gains tax of $11,984.

[2]	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

Statement of operations

For the Year Ended October 31, 2008

INVESTMENT INCOME:
Dividends	$2,429,616
Interest	85,559
Less: Foreign taxes withheld	(267,013)
Total Investment Income	2,248,162
EXPENSES:
Investment management fee (Note 2)	868,452
Custody fees	216,116
Distribution fees (Notes 2 and 4)	175,718
Legal fees	62,485
Shareholder reports (Note 4)	58,617
Registration fees	47,289
Audit and tax	37,400
Transfer agent fees (Note 4)	21,358
Trustees’ fees	6,907
Insurance	2,739
Miscellaneous expenses	7,846
Total Expenses	1,504,927
Less: Fee waivers and/or expense reimbursements (Note 2)	(49,231)
Net Expenses	1,455,696
NET INVESTMENT INCOME	792,466
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(3,703,286)[1]
Foreign currency transactions	(218,932)
Net Realized Loss	(3,922,218)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(54,953,867)[2]
Foreign currencies	5,049
Change in Net Unrealized Appreciation/Depreciation	(54,948,818)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(58,871,036)
DECREASE IN NET ASSETS FROM OPERATIONS	$(58,078,570)

[1]	Net of foreign capital gains tax of $11,984.

[2]	Net of change in deferred foreign capital gains tax of $154,665.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	17

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2008	2007
OPERATIONS:
Net investment income	$792,466	$562,611
Net realized gain (loss)	(3,922,218)	10,190,486
Change in net unrealized appreciation/depreciation	(54,948,818)	27,670,459
Increase (Decrease) in Net Assets From Operations	(58,078,570)	38,423,556
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(442,175)	(250,002)
Net realized gains	(10,252,005)	(3,419,575)
Decrease in Net Assets From Distributions to Shareholders	(10,694,180)	(3,669,577)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	56,938,198	49,181,499
Reinvestment of distributions	10,357,631	3,663,221
Cost of shares repurchased	(78,725,449)	(24,615,201)
Increase (Decrease) in Net Assets From Fund Share Transactions	(11,429,620)	28,229,519
INCREASE (DECREASE) IN NET ASSETS	(80,202,370)	62,983,498
NET ASSETS:
Beginning of year	117,089,890	54,106,392
End of year*	$36,887,520	$117,089,890
* Includes undistributed net investment income of:	$493,919	$375,298

See Notes to Financial Statements.

18	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008	2007	2006	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$25.71	$17.00	$13.11	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.14	0.10	0.05	0.07
Net realized and unrealized gain (loss)	(13.65)	9.67	4.41	1.64
Total income (loss) from operations	(13.51)	9.77	4.46	1.71
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	(0.03)	(0.03)	—
Net realized gains	(2.20)	(1.03)	(0.54)	—
Total distributions	(2.24)	(1.06)	(0.57)	—
NET ASSET VALUE, END OF YEAR	$9.96	$25.71	$17.00	$13.11
Total return[3]	(57.27)%	60.47%	35.09%	15.00%
NET ASSETS, END OF YEAR (000s)	$35,031	$57,167	$25,590	$13,074
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.59%	1.76%[4]	2.10%	3.77%[5]
Net expenses[6,7]	1.55	1.75 [4]	2.00	2.00 [5]
Net investment income	0.74	0.53	0.31	0.66 [5]
PORTFOLIO TURNOVER RATE	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 5, 2005 (inception date) to October 31, 2005.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.75%.

[5]	Annualized.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes, and extraordinary expenses, to average net assets of Class A shares will not exceed 2.00%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008	2007	2006	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$21.48	$14.48	$11.30	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.07)	(0.08)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(11.13)	8.11	3.76	(0.08)
Total income (loss) from operations	(11.20)	8.03	3.72	(0.10)
LESS DISTRIBUTIONS FROM:
Net realized gains	(2.20)	(1.03)	(0.54)	—
Total distributions	(2.20)	(1.03)	(0.54)	—
NET ASSET VALUE, END OF YEAR	$8.08	$21.48	$14.48	$11.30
Total return[3]	(57.74)%	58.83%	34.08%	(0.88)%
NET ASSETS, END OF YEAR (000s)	$1,018	$1,711	$168	$27
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	3.30%	4.44%[4]	7.97%	4.52%[5]
Net expenses[6,7]	2.75	2.75 [4]	2.75	2.75 [5]
Net investment loss	(0.43)	(0.46)	(0.31)	(0.93)[5]
PORTFOLIO TURNOVER RATE	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 11, 2005 (inception date) to October 31, 2005.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.43% and 2.75%, respectively.

[5]	Annualized.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.75%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008	2007	2006	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$21.27	$14.34	$11.20	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.06)	(0.07)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	(11.02)	8.03	3.77	(0.18)
Total income (loss) from operations	(11.08)	7.96	3.68	(0.20)
LESS DISTRIBUTIONS FROM:
Net realized gains	(2.20)	(1.03)	(0.54)	—
Total distributions	(2.20)	(1.03)	(0.54)	—
NET ASSET VALUE, END OF YEAR	$7.99	$21.27	$14.34	$11.20
Total return[3]	(57.74)%	58.91%	34.03%	(1.75)%
NET ASSETS, END OF YEAR (000s)	$521	$784	$124	$64
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	3.22%	4.16%[4]	8.27%	4.53%[5]
Net expenses[6,7]	2.75	2.75 [4]	2.76 [8]	2.75 [5]
Net investment loss	(0.37)	(0.44)	(0.71)	(1.37)[5]
PORTFOLIO TURNOVER RATE	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2005 (inception date) to October 31, 2005.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 4.16% and 2.75%, respectively.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.75%.

[8]	The ratio of expenses to average net assets of Class C shares exceeds the voluntary expense limitation by 0.01% due to proxy fees.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008	2007	2006	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$25.78	$17.04	$13.14	$11.40
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.19	0.19	0.15	0.14
Net realized and unrealized gain (loss)	(13.50)	9.69	4.41	1.60
Total income (loss) from operations	(13.31)	9.88	4.56	1.74
LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.11)	(0.12)	—
Net realized gains	(2.20)	(1.03)	(0.54)	—
Total distributions	(2.34)	(1.14)	(0.66)	—
NET ASSET VALUE, END OF YEAR	$10.13	$25.78	$17.04	$13.14
Total return[3]	(56.48)%	61.24%	35.97%	15.26%
NET ASSETS, END OF YEAR (000s)	$318	$57,428	$28,224	$11,902
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.18%	1.32%[4]	1.49%	2.73%[5]
Net expenses[6,7]	1.15	1.31 [4]	1.35	1.35 [5]
Net investment income	0.91	0.97	1.00	1.39 [5]
PORTFOLIO TURNOVER RATE	75%	70%	63%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 3, 2005 (inception date) to October 31, 2005.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 1.31%, respectively.

[5]	Annualized.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.35%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Emerging Markets Equity Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Equity linked notes. Equity-linked notes, or ELNs, are debt securities that pay interest based upon the performance of one or more equity securities,

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	23

Notes to financial statements continued

such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying equity securities, often subject to a cap on the interest payable. ELNs are typically considered more conservative investments than investments in the equity securities to which they are linked, as ELNs generally provide for the repayment at maturity of the principal amount invested, plus interest (if any). However, in addition to the credit and market risks applicable to debt securities, ELNs are subject to the risk that an investor will receive less than the prevailing rate of interest if the value of the relevant equity securities decline or fail to increase sufficiently.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

24	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thailand securities held by the Fund are subject to capital gains tax in those countries. As of October 31, 2008, there were no deferred capital gains tax liabilities accrued on unrealized gains.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	25

Notes to financial statements continued

These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$(31,432)	—	$31,432
(b)	(200,238)	$200,238	—

(a)	Reclassifications are primarily due to book/tax differences in distributions paid in connection with the redemption of Fund shares from prior year.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions and book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (“LMIE”) is the Fund’s subadviser. LMPFA and LMIE are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays LMIE 70% of the net management fee it receives from the Fund.

During the year ended October 31, 2008, the Fund’s Class A, B, C and I shares had voluntary expense limitations in place of 2.00%, 2.75%, 2.75% and 1.35%, respectively.

During the year ended October 31, 2008, LMPFA waived and/or reimbursed expenses in the amount of $49,231.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have

26	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2008, LMIS and its affiliates received sales charges of approximately $5,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS B	CLASS C
CDSCs	$2,000	$0	*

*	Amount represents less than $1,000.

Former Trustees of the Fund (the “Prior Board”) had adopted a Retirement Plan (the “Plan”) for certain Trustees of the Fund. Subsequently, such Plan was effectively terminated by the Prior Board, with only certain former Trustees of the Prior Board eligible to continue to receive payments under the Plan. Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. At October 31, 2008, $152 was accrued in connection with this Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$74,200,460
Sales	94,409,134

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	27

Notes to financial statements continued

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,837,477
Gross unrealized depreciation	(22,217,477)
Net unrealized depreciation	$(20,380,000)

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$148,606	$7,111	$32,180
Class B	18,669	2,806	16,254
Class C	8,443	1,067	6,694
Class I	—	10,374	3,489
Total	$175,718	$21,358	$58,617

For the year ended October 31, 2008, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$23,656
Class B	10,226
Class C	3,948
Class I	11,401
Total	$49,231

5. Distributions to shareholders by Class

	YEAR ENDED OCTOBER 31, 2008	YEAR ENDED OCTOBER 31, 2007
Net Investment Income:
Class A	$98,958	$44,162
Class I	343,217	205,840
Total	$442,175	$250,002
Net Realized Gains:
Class A	$4,967,057	$1,559,906
Class B	196,536	16,585
Class C	84,260	12,416
Class I	5,004,152	1,830,668
Total	$10,252,005	$3,419,575

28	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

6. Shares of beneficial interest

At October 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED OCTOBER 31, 2008		YEAR ENDED OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	2,489,096	$44,099,405	1,067,672	$23,118,450
Shares issued on reinvestment	218,133	4,750,819	92,644	1,603,443
Shares repurchased	(1,414,573)	(24,276,273)	(442,101)	(9,142,965)
Net increase	1,292,656	$24,573,951	718,215	$15,578,928
Class B
Shares sold	79,280	$1,303,765	80,185	$1,355,601
Shares issued on reinvestment	10,613	189,014	1,116	16,234
Shares repurchased	(43,481)	(623,514)	(13,240)	(212,445)
Net increase	46,412	$869,265	68,061	$1,159,390
Class C
Shares sold	43,403	$718,695	32,443	$513,941
Shares issued on reinvestment	3,999	70,428	488	7,036
Shares repurchased	(19,019)	(265,291)	(4,759)	(77,521)
Net increase	28,383	$523,832	28,172	$443,456
Class I
Shares sold	501,040	$10,816,333	1,216,907	$24,193,507
Shares issued on reinvestment	244,825	5,347,370	117,243	2,036,508
Shares repurchased	(2,942,458)	(53,560,371)	(762,108)	(15,182,270)
Net increase (decrease)	(2,196,593)	$(37,396,668)	572,042	$11,047,745

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2008	2007
Distributions Paid From:
Ordinary Income	$6,600,063	$2,657,995
Net Long-term Capital Gains	4,094,117	1,011,582
Total distributions paid	$10,694,180	$3,669,577

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	29

Notes to financial statements continued

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$544,721
Capital loss carryforward*	(1,987,946)
Other book/tax temporary differences(a)	(49,920)
Unrealized appreciation/(depreciation)(b)	(20,379,846)
Total accumulated earnings/(losses) — net	$(21,872,991)

*	As of October 31, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2016	$(1,987,946)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and book/tax differences in the treatment of certain stock dividends.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high

30	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc.

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	31

Notes to financial statements continued

(“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

32	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	33

Notes to financial statements continued

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

34	Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Emerging Markets Equity Fund, a series of Legg Mason Partners Equity Trust, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2008 and the period from January 3, 2005 (commencement of operations) to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Emerging Markets Equity Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period ended October 31, 2008 and the period from January 3, 2005 (commencement of operations) to October 31, 2005, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2008

Legg Mason Partners Emerging Markets Equity Fund 2008 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Emerging Markets Equity Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

36	Legg Mason Partners Emerging Markets Equity Fund

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (Business Development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners Emerging Markets Equity Fund	37

Additional information (unaudited) continued

Information about Trustees and Officers

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

38	Legg Mason Partners Emerging Markets Equity Fund

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President of Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President; Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Citizens National Bank St. Louis, Maplewood, MO (since 2006)

Legg Mason Partners Emerging Markets Equity Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	148
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

40	Legg Mason Partners Emerging Markets Equity Fund

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners Emerging Markets Equity Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

42	Legg Mason Partners Emerging Markets Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2008:

Record date:	12/12/2007		12/26/2007
Payable date:	12/13/2007		12/27/2007
Ordinary income:
Qualified dividend income for individuals	11.87%		11.87%
Foreign source income	21.43	%*	21.43	%*
Foreign taxes paid per share	$0.036316		$0.002397
Long-term capital gain dividend	$0.878298		—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason Partners Emerging Markets Equity Fund	43

Legg Mason Partners

Emerging Markets Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason International Equities Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing (formerly, PFPC Inc.)

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Emerging Markets Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Legg Mason Partners Emerging Markets Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investors Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03333  12/08  SR08-703

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2007 and October 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $108,000 in 2007 and $91,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $18,000 in 2007 and $4,500 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $22,100 in 2007 and $12,100 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: January 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: January 6, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: January 6, 2009